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                               DATED  26 July 1996



                             BLUE STAR GROUP LIMITED

                                  as Mortgagor



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                             RANK COMMERCIAL LIMITED

                                  as Mortgagee





                           DEED OF MORTGAGE OF SHARES





                             BELL GULLY BUDDLE WEIR
                                   SOLICITORS
                               AUCKLAND/WELLINGTON
                                  AK962080.389
                        THIS DEED is made on 26 July 1996


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BETWEEN:

(1)  BLUE STAR GROUP LIMITED (the "Mortgagor"); and

(2)  RANK COMMERCIAL LIMITED (the "Mortgagee").


RECITALS

A. The Mortgagee has agreed to sell all of the ordinary shares in Whitcoulls Group Limited to the Mortgagor under a Stock Purchase Agreement dated 22 July 1996.

B. The Mortgagor has agreed to secure payment of the balance of the purchase price due by mortgaging the Shares to the Mortgagee and accordingly has agreed to enter into this Deed.


IT IS AGREED:


1.   INTERPRETATION

1.1  Definitions:  In this Deed, unless the context otherwise requires:

     "Agreement" means an agreement of even date between the Mortgagor and the Mortgagee relating to the closing of the sale under a Stock Purchase Agreement dated 22 July 1996;

     "Attorney" means an attorney appointed under this Deed;

     "Certificate" means any document for the time being evidencing any right, title or interest in, to, under or derived from the Shares;

     "Event of Default" means any of the events specified in clause 6.1 and any other event of circumstance which, with the giving of notice, lapse of time or fulfilment of any other requirement, could constitute such an event;

     "Issuer" means Whitcoulls Group Limited;

     "Secured Indebtedness" means all indebtedness of the Mortgagor to the Mortgagee in respect of the unpaid balance of the purchase price under the Stock Purchase Agreement dated 22 July 1996, including all amounts due in terms of the Agreement.

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     "Shares" means all of the ordinary share capital in the issuer and includes:

     (a)  all rights of the Mortgagor in relation to such shares; and

     (b) any new Shares issued in substitution for, or following conversion, consolidation or subdivision of, or by way of a bonus issue in respect of, any of those shares;

1.2 Construction of Certain Reference: In this Deed, unless the context otherwise requires, any reference to:

     an "agreement" also includes a contract, deed, license, franchise, undertaking and other document (in each case, oral or written) and includes that agreement as modified, supplemented, novated or substituted from time to time;

     "rights" includes authorities, consents, discretions, remedies, powers, contractual rights and causes of action;

     a "security interest" includes a mortgage, pledge, charge, lien, hypothecation, encumbrance, deferred purchase, title retention, lease, sale-and-repurchase and sale-and-leaseback arrangement;

     a gender includes each other gender;

     the singular includes the plural and vice versa;

     any legislation includes a modification and re-enactment of, legislation enacted in substitution for and a regulation, order-in-council and other instrument from time to time issued or made under, that legislation; and

     a party to this Deed or another agreement includes its successors and, in the case of the Mortgagee, its assignees and transferees and, in the case of the Mortgagor, its permitted assignees and transferees.

     Headings and the table of contents are to be ignored in construing this Deed.

2.   COVENANT TO PAY

     The Mortgagor covenants that it will duly pay the Secured Indebtedness to the Mortgagee at the time and in the manner contemplated in the Agreement.

3.   SECURITY

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3.1  Mortgage:  To secure the due payment of the Secured Indebtedness and for valuable consideration received from the Mortgagee, the Mortgagor assigns and agrees to assign to the Mortgagee by way of mortgage all its right, title and interest (present and future, legal and equitable) in respect of:

     (a)  the Shares;

     (b)  all Certificates in respect of the above; and

     (c)  all proceeds in respect of the above.

3.2 Deposit of Certificates: The Mortgagor covenants to deposit with the Mortgagee (or its nominee):

     (a) on executing this Deed each Certificate in respect of the Shares, and executed transfers of those Shares (in whatever form the Mortgagee may require); and

     (b) promptly upon their receipt by the Mortgagor all Certificates in respect of any other Shares, with executed transfers of those Shares (in whatever form the Mortgagee may require).

     The Mortgagee may at any time after an Event of Default complete any such transfer and register it in the name of the Mortgagee (or its nominee) or, upon the Mortgagee exercising its power of sale, in the name of the purchaser.

3.3 Continuing Security: Each security interest created under this Deed is in addition to and not to be merged in any other security interest, guarantee, agreement or right, present and future, which the Mortgagee may at any time have, and will continue and remain in full force (regardless of intermediate payments or settlements) until the execution by the Mortgagee of an unconditional release of it.

3.4 Unconditionality of Security: This Deed and each security interest created under it will not be discharged, nor will the obligations of the Mortgagor be affected, by:

     (a) any time, indulgence, waiver or consent at any time given to the Mortgagor or another person; or

     (b) any amendment to this Deed or to any other security interest, guarantee or agreement (whether or not that amendment might increase the liability of the Mortgagor); or

     (c) the existence or validity of, or the enforcement of or failure to enforce, or the release of any person or property from, or the failure of a person to execute or

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          otherwise be bound by, this Deed or other security interest, guarantee or agreement for any reason, whether or not known to the Mortgagor; or

     (d)  anything else whatsoever.

     The Mortgagee is under no liability to the Mortgagor in relation to any of these matters even though the Mortgagor's rights may be prejudiced as a result.

3.5 Further Assurance: On the request of the Mortgagee, the Mortgagor must promptly execute and deliver to the Mortgagee all documents and do anything else which the Mortgagee may deem appropriate to perfect a security interest intended to be created under this Deed, or to otherwise secure to it the full benefit of its rights and intended rights under this Deed.

3.6 Release of Security: If the Mortgagor shall have paid all the Secured Indebtedness and performed and complied with all its obligations under this Deed, the Mortgagee will, at the request and cost of the Mortgagor, reassign the Shares to the Mortgagor and return to the Mortgagor all Certificates in respect of the Shares and any transfers executed by the Mortgagor in respect of the Shares on a without recourse or warranty basis. All agreements and documents which are necessary in connection with this reassignment shall be in whatever form and substance the Mortgagee may require.

4.   SHARE RIGHTS AND VOTING RIGHTS

4.1 Share Distributions: Whether or not the Shares are registered in the name of the Mortgagee, all dividends paid in respect of them will be retained by or released to the Mortgagor until an Event of Default occurs, after which all dividends will be receivable by the Mortgagee.

4.2  Voting Rights:  Until an Event of Default occurs:

     (a) the Mortgagor may exercise any voting rights in respect of Shares registered in its name; and

     (b) the Mortgagee will not exercise any voting rights in respect of Shares registered in the name of the Mortgagee (or its nominee) without the prior consent, or otherwise than in accordance with any direction in writing of the Mortgagor, and will, if so requested in writing by the Mortgagor, appoint the Mortgagor as its proxy to attend and vote at any general meeting of the Issuer.

     After an Event of Default occurs, all voting rights in respect of the Shares will be exercisable only by the Mortgagee, whether or not the Shares are registered in its name.

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6.   UNDERTAKINGS

     The Mortgagor undertakes that it will:

     (a) Dealings with Shares: not dispose of or otherwise deal with, or agree to dispose of or otherwise deal with, any of the Shares, other than:

          (i)  with the prior written consent of the Mortgagee;

          (ii) as otherwise permitted by this Deed; and

     (b) No Security Interests: (except for a security interest created under this Deed, the debenture dated 1 February 1995 in favour of Bank of New Zealand and the debenture dated 10 January 1992 in favour of Bank of New Zealand) not without the prior written consent of the Mortgagee, create or permit to exist any security interest over or affecting the Shares.

6.   ENFORCEMENT

6.1 When Enforceable: If, at any time and for any reason, whether or not within the control of a party:

     (a) Non-Payment: the Mortgagor fails to pay on its due date any Secured Indebtedness or any Secured Indebtedness becomes capable of being declared due before it would otherwise become due; or

     (b) Breach of Other Obligations: the Mortgagor fails to perform or comply with any of its other obligations under this Deed or the Agreement and, in the case of a failure that is capable of remedy, that failure is not remedied to the satisfaction of the Mortgagee within 5 business days of the date that the Mortgagor first became aware of it; or

     (c) Breach of Warranty: any material representation, warranty or statement by the Mortgagor in or in connection with this Deed or the Agreement is not true, accurate or complied with, or is or proves to have been untrue, inaccurate or not complied with when made or repeated or deemed to have been made or repeated, in the latter case by reference to the facts and circumstances then existing; or

     (d)  Insolvency: the Mortgagor:

          (i)   is insolvent or unable to pay its indebtedness as it falls due;
                or

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          (ii)  stops or suspends, or threatens to stop or suspend, payment of any of its indebtedness, or begins negotiations or takes any proceedings to reschedule any of its indebtedness; or

          (iii) makes, or proposes to make, an assignment, arrangement or composition with, or for the benefit of, its creditors in respect of or affecting any of its indebtedness; or

     (e) Dissolution: an order is made, resolution passed or other step taken by a person for the dissolution of the Mortgagor, except for the purpose of and followed by a reconstruction or reorganization (not involving or arising out of insolvency) on terms approved by the Mortgagee before that step is taken, then this Deed will become immediately enforceable (without notice to the Mortgagor and without prejudice to any other right the Mortgagee may have) and the Mortgagee may at any time by notice to the Mortgagor declare all or any part of any Secured Indebtedness to be, and that indebtedness will be, due and payable (if not already so) either immediately or upon demand or at a later ate as the Mortgagee may specify.

6.2 Rights of Mortgagee on Default: On this Deed becoming enforceable and subject to the provisions of clause 6.3, the Mortgagee may, in the name of the Mortgagor or otherwise, at any time do anything and exercise any right which the Mortgagor could do or exercise in relation to the Secured Property, including the right to:

     (a)  Take Possession: take possession of the Shares;

     (b) Disposal of Shares: dispose of any or all the Shares, for cash or on credit or for other assets or consideration, upon whatever terms it thinks fit;

     (c) Deal with Certificates: deal with the Certificates and deliver them to a purchaser of the Shares;

     (d) Execution of Blank Certificates: without prejudice to its rights to do so at any time, which right the Mortgagor acknowledges, complete or re-execute and complete, in favour of the Mortgagee, its nominee or a purchaser, any instrument executed in blank by or on behalf of the Mortgagor and deposited with the Mortgagee or another person as security under this Deed; and

     (e) Incidental Rights: do anything incidental to the rights contained in this subclause.

6.3 Notice to USOP: Before exercising any rights under clause 6.2, the Mortgagee will:

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     (a)  if the breach giving rise to these rights is not a breach of clause
          6.1(a) and is capable of remedy, give U.S. Office Products Company two business days' notice of the breach before exercising those rights; and

     (b) if the breach giving rise to those rights is a breach of clause 6.1(a) give U.S. Office Products Company one business day's notice of the breach before exercising those rights.

     Notices under this clause may be given by facsimile and will be deemed to be received when sent.

7.   PROCEEDS OF ENFORCEMENT

     Except as otherwise provided and subject to any claim ranking in priority to the Secured Indebtedness, all money received by the Mortgagee under this Deed is to be applied, in the following order of priority, towards:

     (a) all costs and expenses (including taxes and legal fees on a solicitor and own client basis) incurred by the Mortgagee in connection with, or as a result of the exercise of, its rights under this Deed in the order determined from time to time by the Mortgagee;

     (b) all other Secured Indebtedness, in the order determined from time to time by the Mortgagee; and

     (c)  the Mortgagor.

8.   INDEMNITY

8.1 Indemnity: The Mortgagor will indemnify the Mortgagee and each Attorney against each cost, loss, expense (including all legal expenses on a solicitor and own client basis and taxes) and other liability (including loss or profit or margin) sustained or incurred by it as a result of:

     (a)  the occurrence or continuance of an Event of Default; or

     (b) anything done or omitted, or purported to be done or omitted, by it in the exercise or purported exercise of its rights under this Deed or conferred by law (and whether or not arising by reason of mistake, oversight, negligence or error of judgment); or

     (c)  a defect in the Mortgagor's title to the Shares;

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     by payment to it on demand of the amount which it certifies is required to compensate it for that cost, loss, expense or other liability.

9.   POWER OF ATTORNEY

9.1 Appointment: The Mortgagor irrevocably appoints the Mortgagee, each nominee of the Mortgagee in whose name any Shares are registered and each duly authorized officer or attorney of the Mortgagee severally to be its attorney (will full power to appoint substitutes and to sub-delegate) on behalf of the Mortgagor and in its name or otherwise and at its expense to complete, execute (under seal or otherwise) and otherwise perfect all assignments, security interests and other agreements and documents, and generally to do all other things which:

     (a)  the Mortgagor should do under this Deed; or

     (b)  the attorney may consider necessary or expedient to:

          (i) secure to the Mortgagee the full benefit of its rights and intended rights under this Deed; or

          (ii) secure the payment of the Secured Indebtedness; or

     (c)  are incidental to any of those matters.

10.  MISCELLANEOUS

10.1 Rights and Waivers: Time is of the essence in respect of all dates and times for performance by the Mortgagor of its obligations under this Deed. The rights of the Mortgagee under this Deed are cumulative, may be exercised as often as it considers appropriate and are in addition to its rights provided by law. No failure to exercise, and no delay in exercising any such right will operate as a waiver of that right, nor will a single or partial exercise of a right preclude another or further exercise of that right or the exercise of another right. No waiver by the Mortgagee of its rights will be effective unless it is in writing signed by the Mortgagee.

10.2 Amendments: No amendment to this Deed will be effective unless it is in writing signed by all the parties.

10.3 Partial Invalidity: The illegality, invalidity or unenforceability of a provision of this Deed under any law will not affect the legality, validity or enforceability of that provision under another law or the legality, validity or enforceability of another provision.

EXECUTED as a deed,

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EXECUTED by
BLUE STAR GROUP LIMITED
by two directors:


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In the presence of:

Signature:
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Name:
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Address:
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Occupation:
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